                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 24, 2002
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                                 WHX CORPORATION
             (Exact name of registrant as specified in its charter)

     Delaware                            1-2394               13-3768097
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(State or other jurisdiction             (Commission          (IRS Employer
 of incorporation)                       File Number)         Identification No.)

                 110 East 59th Street, New York, New York 10022
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                     Address of principal executive offices

Registrant's telephone number, including area code: (212) 355-5200
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                                      N/A
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         (Former name or former address, if changed since last report.)

Item 5.   Other Events.
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            WHX  Corporation  announced  on June 25,  2002 that it had  signed a purchase agreement to sell the stock of Unimast  Incorporated,  its wholly-owned subsidiary, to Worthington Industries, Inc. for $95 million in cash.

Item 7.   Financial Statements and Exhibits.
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            (c)         Exhibits
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                        Exhibit No.     Exhibits
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                            99.1        Press Release of WHX Corporation dated
                                        June 25, 2002.

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WHX CORPORATION

Dated: June 25, 2002                           By:/s/ Robert K. Hynes
                                                  ------------------------
                                                  Name: Robert K. Hynes
                                                  Title:Vice President - Finance